EXECUTION VERSION

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE THEY ARE BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”

TENTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT (this “Tenth Amendment”), dated as of July 3, 2025, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A. The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 8, 2021 (the “Third Amendment”), by a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2022 (the “Fourth Amendment”), by a Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2023 (the “Fifth Amendment”), by a Waiver and Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 27, 2024 (the “Sixth Amendment”), by a Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 3, 2024 (the “Seventh Amendment”), by an Eighth Amendment to Second Amended and Restated Credit Agreement dated as of January 3, 2025 (the “Eighth Amendment”), and by a Ninth Amendment to Second Amended and Restated Credit Agreement dated as of April 3, 2025 (the “Ninth Amendment”) and collectively with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B. The parties are entering into this Tenth Amendment by which the Lenders will amend and supplement the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. Any and all initially capitalized terms used in this Tenth Amendment without definition (including, without limitation, in the recitals to this Tenth Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

2.	Amendments to Credit Agreement.
2.1.	Extension of Maturity Date. The definition of “Maturity Date” set forth in Section

1.01 of the Credit Agreement is amended and restated to read as follows:

“Maturity Date” means the date that is May 18, 2026; provided,  however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”

2.2. Dispositions of Real Property. Sections 2.05(b)A.-C. of the Credit Agreement are amended and restated to read as follows:

“A. Notwithstanding anything to the contrary in this Section 2.05 or elsewhere in the Credit Agreement, if Reading or any Loan Party (including any direct or indirect subsidiary of Reading (collectively, the “Borrower Group”) sells one or more of the following properties (each a “Reading Sale Property” and collectively, the “Reading Sale Properties”) prior to the Maturity Date, then Borrower covenants and agrees to cause to be paid to Lenders as a mandatory pre-payment of principal an amount equal to: (i) with respect to the [***] Property (as defined below), [***] of the Net Property Sale Proceeds (as defined below); and (ii) with respect to all other Reading Sale Properties, [***] of the Net Property Sale Proceeds, with such amounts to be applied to the Loan’s principal balance, in inverse order of maturity, within ten (10) Business Days of receipt of such Net Property Sale Proceeds by any member of the Borrower Group.

For purposes of this paragraph,

(A)	the term “Reading Sale Properties” shall mean the following real properties:

[***].

(B)

The term “sell” shall mean any sale by the owner of its fee interest in such property in a transaction that is treated as a sale under GAAP, and shall not include any financing, lease, license, sale and leaseback, or other transaction not treated as a sale under GAAP.

(C)	The term “Net Property Sale Proceeds” shall mean the net proceeds remaining from the sale of any Reading Sale Property, after taking into account:
(i)	The payoff of any amounts owed to any lender for which such Reading Sale Property serves as collateral, including, without limitation any pre-payment fee or penalty;
(ii)	Any cash amounts necessary for the applicable member of the Borrower Group to maintain in order to ensure continuous compliance with lender covenants;

(iii)	Payment of any broker commissions;
(iv)	Payment of any taxes applicable to the sale of such Reading Sale Property, including, without limitation, any transfer, stamp, documentary, recording, withholding or capital gains tax;
(v)

Any other out-of-pocket transaction costs related to the sale of such Reading Sale Property, including, without limitation, reasonable attorneys and consultants fees and expenses, marketing expenses, title insurance, and costs to be paid to any title company and/or escrow agent;

(vi)	Until released, any amounts in the nature of a hold back or earn out, whether or not held in escrow; and
(vii)	In the case of [***], any cash distributions to the minority member of Sutton Hill Properties, LLC.
B.

If the Borrower Group sells [***] and pays Lender the Net Property Sale Proceeds from such sale (the “[***] Property Sale Proceeds”) by no later than December 30, 2025, the Borrower Group shall receive a dollar-for-dollar credit from such payment toward the Tenth Amendment Additional Payment up to the amount of $1,000,000. If the Borrower Group does not pay the [***] Property Sale Proceeds to the Lenders by December 30, 2025, the Borrower Group shall not be entitled to any such credit, the Tenth Amendment Additional Payment shall remain due and payable as of December 30, 2025, and the Borrower Group’s obligation to pay the [***] Property Sale Proceeds in the event of a sale of [***]  shall remain in full force and effect.

C.	Nothing in this mandatory prepayment covenant shall require that any member of the Borrower Group sell any Reading Sale Property.”
2.3. Interest Rate. Section 2.08 of the Credit Agreement is amended and restated to read as follows:

“(a) Interest. All Borrowings shall bear interest at the Base Rate. Subject to the provisions of Section 2.08(b), through and including December 31, 2025, each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus two hundred fifty (250) basis points. Beginning January 1, 2006, each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus three hundred fifty (350) basis points.”

2.4. Mandatory Principal Payments. Section 4.3 of the Third Amendment is amended and restated to read as follows:

“Borrower shall make the following principal payments on the Loan:

Date	Principal Payment Amount

July 25, 2025	$500,000.00
October 1, 2025	$50,000.00
November 3, 2025	$50,000.00
December 1, 2025	$400,000.00
January 1, 2026	$50,000.00
February 2, 2026	$50,000.00
March 2, 2026	$400,000.00
April 1, 2026	$50,000.00
May 1, 2026	$50,000.00
Maturity Date	The remaining outstanding balance of the Loans

In addition to the foregoing principal payments, on or before December 30, 2025, Borrower shall make a principal payment in the amount of $1,000,000 (the “Tenth Amendment Additional Payment”), which shall be applied to the Loan’s principal balance in inverse order of maturity.”

2.5. [***].

3. General Release. From and after the effective date of this Tenth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542. The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Tenth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

4. Conditions Precedent. This Tenth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:
4.1. This Tenth Amendment. The Administrative Agent shall have received this Tenth Amendment duly executed by the Borrower, the Guarantors, and each of the Lenders, as applicable;
4.2. Officer’s Certificates. Administrative Agent shall have received officer’s certificates and resolutions authorizing this Tenth Amendment; and

4.3. Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders, provided that Lenders shall not require updated certified articles of organization, so long as the Officer’s Certificates described above include a certification that there have been no changes to the articles of organization since the closing of the Ninth Amendment.

5. Reaffirmation and Ratification. The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement (to the extent it is a party) and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect. The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

6. Acknowledgements. The Loan Parties acknowledge and agree that as of the effective date of this Tenth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii) the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

7. Representations and Warranties. Each of the Loan Parties hereby confirms that all representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (to the extent it is a party to the Credit Agreement or in the case of Reading International, Inc., all of the representations and warranties in its Continuing and Unconditional Guaranty dated March 27, 2024), as applicable, continue to be true and correct in all material respects after giving effect to this Tenth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances, occurrences or conditions arising from the COVID-19 pandemic.

8. Events of Default. After giving effect to this Tenth Amendment, no Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

9. Integration. This Tenth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Tenth Amendment.

10. Counterparts. This Tenth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

11. Governing Law. This Tenth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER
CONSOLIDATED AMUSEMENT HOLDINGS,
LLC, a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

GUARANTORS:
CONSOLIDATED ENTERTAINMENT, LLC
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTERS LLC,
a Delaware limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

RADING CINEMAS NJ, INC.,
a Delaware limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

COSOLIDATED CINEMA SERVICES, LLC,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING MURRIETA THEATER, LLC,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KAAHUMANU CINEMAS, LLC,
a Nevada lmited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING CONSOLIDATED HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KMA CINEMAS, LLC,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

CRMEL THEATRES, llc,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING FOOD SERVCIES, LLC,
a Nevada limited liability Company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING INTERNATIONAL, INC.,
a Nevada corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:
Name:
Title:

BANK OF HAWAII,
As a Lender

By:
Name:
Title: